Exhibit 10.18

North Atlantic Value LLP A/C B

c/o North Atlantic Value LLP

James Ryan

Ground Floor, Ryder Court

14 Ryder Street

London SW1Y 6QB

UNITED KINGDOM

Series A-1 and Series A-2 Redeemable Preferred Stock

North Atlantic Value LLP A/C B herewith consents to an extension of the redemption date of its 6.85 shares of Series A-1 Redeemable Preferred Stock and 9.58 shares of Series A-2 Redeemable Preferred Stock, issued by Telos Corporation, to December 31, 2011. This stock shall remain subject to any and all terms and conditions of the Preferred Stockholders Standby Agreement (integrated hereto by reference), entered into by North Atlantic Value LLP’s predecessor, RBSI Custody Bank, Ltd. on or about January 14, 2003 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation).

AGREED AND ACKNOWLEDGED,

North Atlantic Value LLP A/C B	Telos Corporation
By:

/s/ Therese K. Hathaway
Signature(s):	Therese K. Hathaway
Vice President, Corporate Secretary

Name(s):

Title:

6/4/2008	March 13, 2008
Date: